UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): February 26, 2009 (February 26, 2009)
SANDRIDGE ENERGY, INC.
(Exact name of registrant as specified in its charter)

Delaware	1-33784	20-8084793
(State or Other Jurisdiction of	(Commission File Number)	(I.R.S. Employer
Incorporation or Organization)		Identification No.)

123 Robert S. Kerr Avenue	73102
Oklahoma City, Oklahoma	(Zip Code)
(Address of Principal Executive Offices)
Registrant’s Telephone Number, including Area Code: (405) 429-5500
Not Applicable.
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 — Results of Operations and Financial Condition
On February 26, 2009, SandRidge Energy, Inc. issued a press release announcing operational and financial results for the quarter and year ended December 31, 2008. The press release is attached as Exhibit 99.1.
Item 9.01. Financial Statements and Exhibits
     (d) Exhibits
99.1	Press release issued February 26, 2009 announcing operational and financial results for the quarter and year ended December 31, 2008

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

SANDRIDGE ENERGY, INC. (Registrant)
Date: February 26, 2009	By:	/s/ Dirk M. Van Doren
Dirk M. Van Doren
Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Name of Exhibit

99.1	Press release issued February 26, 2009 announcing operational and financial results for the quarter and year ended December 31, 2008